Exhibit 99.1

LIBERTY GLOBAL TO ACQUIRE 100% OF SUNRISE COMMUNICATIONS GROUP BY TENDER OFFER

Strategic Combination of UPC Switzerland and Sunrise to Create the
Leading Fixed-Mobile Challenger in Switzerland

Tender Offer is Unanimously Recommended by Sunrise Board of
Directors; Freenet, its 24% Shareholder, has Agreed to Tender its Shares

Denver, Colorado - August 11, 2020

Liberty Global (Nasdaq: LBTYA, LBTYB and LBTYK) announced today that, pursuant to the terms of a transaction agreement between Liberty Global and Sunrise Communications Group AG (SIX Swiss Exchange: SRCG), Liberty Global has agreed to make an all cash public tender offer for all publicly held shares of Sunrise at a price of CHF110 per share. The offer represents a 32% premium to the 60-day volume weighted average price (“VWAP”) per share of CHF83.17 during the period up to (and including) August 11, 2020 and values 100% of Sunrise’s equity at CHF5.0 billion1 , representing a total enterprise value of CHF6.8 billion2
KEY TRANSACTION HIGHLIGHTS

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All-cash tender offer for 100% of the publicly held shares of Sunrise Communications Group AG (“Sunrise”) at a price of CHF110 per share, funded through a combination of Liberty Global’s existing cash, expected to be approximately CHF3.5 billion, and proceeds from new debt issuance.

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Sunrise's Board of Directors is unanimously recommending that its shareholders accept the offer; Freenet AG, Sunrise’s largest shareholder, which holds approximately 24% of Sunrise’s capital, has signed a binding, unconditional commitment to tender its shares at the offer price.

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[1]	Based on a fully diluted number of shares of 45.4 million as of June 30, 2020

[2]
As reported by Sunrise under International Financial Reporting Standards (“IFRS”). Based on net indebtedness as of March 31, 2020, including operating leases, of CHF1.8BN. Cash balance is adjusted for Sunrise dividend paid out in April 2020

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Transaction price is underpinned by significant expected total synergies of CHF3.1 billion on a net present value basis after integration costs, with the annual run rate of cost, capex and revenue synergies estimated at CHF275 million. The vast majority of the benefits (approximately CHF2.6 billion) relate to low risk cost and capital expenditure synergies.

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Attractive acquisition valuation[3] for both parties representing 7.5x adjusted EBITDA[4] and 10.3x adjusted OpFCF[5] after taking into consideration revenue, cost and capital expenditure synergies (net of upgrade costs)[6], or 10.0x adjusted EBITDA and 17.6x adjusted OpFCF before synergies.

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The tender offer is expected to commence by the end of August with publication of an offer prospectus; closing of the transaction will occur following receipt of requisite regulatory approvals, which the parties expect to receive around year end, and satisfaction of other customary closing conditions as further indicated in the pre-announcement published concurrently with this press release.

STRATEGIC BENEFITS FOR CONSUMERS AND SHAREHOLDERS

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Combination will create the leading national converged challenger in Switzerland. Together, the combined business would have CHF3.1[7] d billion in revenue, 2.1 million mobile post-paid subscribers, 1.2 million broadband subscribers and 1.3 million TV subscribers, reflecting approximately 30% market share in each segment.

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Greater scope for investment in next-generation network and product innovation. After a full acquisition of Sunrise, the combined business will be strongly positioned to continue its network roll-out including 5G and future technologies, supporting a range of new and enhanced products and services. The integration of UPC’s gigabit network, covering around 75% of homes, with Sunrise’s existing FTTH partnerships covering over 30% of homes, will ensure that 90% of Swiss households have access to 1 gigabit broadband speeds by 2021, with a clear roadmap to enable up to 10Gbps over time. In addition,

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3 All valuation metrics are based on an offer price of CHF110 per share

4 Based on the low end of the 2020 Sunrise Adjusted EBITDA guidance range under Sunrise’s definitions as reported under IFRS

5 Based on the low end of the 2020 Sunrise Adjusted EBITDA guidance range under Sunrise’s definitions as reported under IFRS. Capital expenditure figure represents the mid-point of Sunrise’s 2020 capital expenditure guidance range adjusted for CHF140 million of capital expenditures considered non-recurring upgrade capital expenditures, as defined by Sunrise

6 Pro forma for CHF275 million run-rate synergies comprising of CHF46 million of revenue, CHF187 million of cost and CHF42 million of capital expenditures

[7]
Based on Sunrise’s revenue for the year ended December 31, 2019 as reported under IFRS plus the revenue of Liberty Global’s Swiss business for the year ended December 31, 2019, as reported under generally accepted accounting principles in the United States (“U.S. GAAP”). Liberty Global’s assessment of acquisition accounting impacts and differences between IFRS and U.S. GAAP on Sunrise’s revenue has not been completed

UPC Switzerland’s extensive fibre backbone will further strengthen Sunrise's leadership position in both 4G and 5G.

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Differentiated, converged offers for customers. Sunrise is recognized as having best-in-class mobile infrastructure, while also building a meaningful customer base in broadband and TV. UPC Switzerland is the country’s leading provider of gigabit broadband, and offers the best video platform with features such as voice control, 4K, full content offerings and best in-class TV apps. As a fully converged provider, the combined business will be well positioned to compete in the Swiss market, accelerating the sale of converged fixed-mobile services to existing customers and new services using the best of each company’s product portfolios, skills and networks.

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Strengthened B2B platform. UPC Switzerland’s growing B2B business (#2 behind Swisscom on fixed) will benefit from the enhanced scale delivered by Sunrise’s customer base, increasing the ability to cross-sell converged mobile and fixed products and deliver a stronger customer experience.

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Value-enhancing transaction for Liberty Global shareholders. The transaction is consistent with Liberty Global’s strategy to create converged, national champions across its core European markets. It represents an attractive opportunity to deploy existing cash to unlock substantial synergies and sustainable free cash flow growth in a market where Liberty Global has invested for fifteen years.

Mike Fries, CEO of Liberty Global, added “The industrial logic of this merger is undeniable, but the real winners are Swiss consumers and businesses. This powerful combination of 5G wireless and gigabit broadband will accelerate digital investment at a time when connectivity has never been more essential. Fixed-mobile convergence is the future of the telecom sector in Europe, and now Switzerland will have a true national challenger to drive competition and innovation for years to come. We look forward to welcoming Sunrise employees to the Liberty and UPC family and congratulate them and the board on their success.”

He continued, “This transaction is another significant step on our path to create fixed-mobile champions in all of our core markets, crystallizing the value of our superior broadband networks and driving long-term, sustainable free cash flow growth. Even after this deal, and assuming completion of our recently announced UK transaction, we will continue to have approximately $7 billion of liquidity8 to drive value-creation for shareholders.”

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[8]
Reflects June 30, 2020 liquidity as adjusted to include the anticipated proceeds to be received at closing related to our pending joint venture with Telefonica in the U.K., and to remove the June 30, 2020 unused borrowing capacity in the Virgin Media borrowing group.

FURTHER DETAILS

Under the terms of a transaction agreement between Liberty Global and Sunrise, Liberty Global has published a pre-announcement today for an all cash public tender offer for all publicly held shares of Sunrise at a price of CHF110 per share.

Liberty Global plans to fund the transaction through a combination of approximately CHF3.5 billion of cash from its balance sheet and approximately CHF3.2 billion of financing, of which CHF1.6 billion will be available to refinance existing indebtedness of Sunrise as needed. Upon becoming a wholly-owned subsidiary of Liberty Global, Sunrise will become part of the UPC credit pool. Targeted leverage for this pool will be 5.0x, pro forma for this transaction, including vendor financing and leases.

To find out more and to follow our progress, visit www.nationalconnectivitychallenger.ch
INDICATIVE TIMETABLE

The offer by Liberty Global is conditioned upon at least two-thirds of all Sunrise shares on a fully diluted basis tendering into the offer at the end of the offer period and other customary offer conditions, including regulatory approvals as set out in the pre-announcement.

The tender offer is expected to be launched by the end of August and will remain open for a minimum of twenty SIX Swiss Exchange (“SIX”) trading days following a ten trading-day cooling-off period under Swiss takeover law. After this period (and subject to extensions) and if the minimum acceptance threshold was reached or waived, there will be an additional acceptance period of ten SIX trading days. Thereafter, the tender offer will end but the transaction will remain subject to Swiss regulatory approval prior to closing. A pre-announcement, including the detailed conditions of the tender offer, is being published concurrently with this press release and a formal tender offer prospectus will be published to launch of the tender offer.

After completion of a successful offer, Liberty Global intends to initiate a squeeze-out procedure and delist Sunrise shares from trading on the SIX. Sunrise is therefore expected to become a wholly-owned subsidiary within the Liberty Global group of companies.

In connection with the transaction, Credit Suisse International, J.P. Morgan and LionTree Advisors are acting as financial advisers to Liberty Global, and Homburger AG and Shearman & Sterling LLP are acting as legal advisers to Liberty Global.
ABOUT LIBERTY GLOBAL

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is one of the world’s leading converged video, broadband and communications companies, with operations in 6 European countries under the consumer brands Virgin Media, Telenet and UPC. We invest in the infrastructure and digital platforms that empower our customers to make the most of the digital revolution.

Our substantial scale and commitment to innovation enable us to develop market-leading products delivered through next-generation networks that connect 11 million customers subscribing to 25 million TV, broadband internet and telephony services. We also serve 6 million mobile subscribers and offer WiFi service through millions of access points across our footprint.

In addition, Liberty Global owns 50% of VodafoneZiggo, a joint venture in the Netherlands with 4 million customers subscribing to 10 million fixed-line and 5 million mobile services, as well as significant investments in ITV, All3Media, ITI Neovision, LionsGate, the Formula E racing series and several regional sports networks.

For more information, please visit www.libertyglobal.com or contact:

Investor Relations:             Corporate Communications:
Max Adkins +44 20 8483 6336        Molly Bruce +1 303 220 4202
John Rea +1 303 220 4238        Matt Beake +44 20 8483 6428
Stefan Halters +44 20 8483 6211

IMPORTANT ADDITIONAL INFORMATION

The tender offer described herein (the Offer) has not yet commenced. This release is for informational purposes only and does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer, to purchase or subscribe for any registered shares in Sunrise or Sunrise's ADSs, nor shall it form the basis of, or be relied on in connection with, any contract therefor. At the time the Offer is commenced, shareholders of Sunrise are urged to read the Offer documents, which are or will be available at www.nationalconnectivitychallenger.ch.

U.S. shareholders of Sunrise may also call +1 303 220 6600 (US) or email ir@LibertyGlobal.com to request a copy of the offer documents, which will be provided free of charge upon request. Sunrise is incorporated in Switzerland and listed on the SIX Swiss Exchange (“SIX”), and any offer for its securities will be subject to Swiss disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States. The transactions described above will be structured to comply with securities laws and regulations applicable to transactions of this type. The communication is not being made by, and has not been approved by, an “authorised person” for the purposes of Section 21 of the U.K. Financial Services and Markets Act 2000.
OFFER RESTRICTIONS

The Offer will not be made, directly or indirectly, in any country or jurisdiction in which it would be considered unlawful or otherwise violate any applicable laws or regulations, or which would require Liberty Global or any of its subsidiaries to change or amend the terms or conditions of the Offer in any material way, to make an additional filing with any governmental, regulatory or other authority or take additional action in relation to the Offer. It is not intended to extend the Offer to any such country or jurisdiction. Any such documents relating to the Offer must neither be distributed in any such country or jurisdiction nor be sent into such country or jurisdiction, and must not be used for the purpose of soliciting the purchase of securities of Sunrise by any person or entity resident or incorporated in any such country or jurisdiction.

The Offer will be made in the U.S. pursuant to Section 14(e) of, and Regulation 14E under, the U.S. Securities Exchange Act of 1934, as amended (the U.S. Exchange Act), subject to the exemptions provided by Rule 14d-1 and Rule 14e-5 under the U.S. Exchange Act and any exemptions from such requirements granted by the U.S. Securities and Exchange Commission, and otherwise in accordance with the requirements of Swiss law.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. These forward-looking statements may include, among other things, statements relating to the outlook in Switzerland of Sunrise and Liberty Global; operational expectations, including with respect to the development, launch and benefits of innovative and advanced products and services, including gigabit speeds, new technology and next generation platform rollouts or launches; future growth prospects and opportunities, results of operations, uses of cash, tax rates, and other measures that may impact the financial performance of the companies; anticipated benefits and synergies and estimated costs of the proposed transaction; the expected timing of completion of the proposed transaction; and other information and statements that are not historical facts. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include events that are outside of the control of the parties, such as: (i) Sunrise, Liberty Global, and our respective operating companies’ ability to meet challenges from competition and to achieve forecasted financial and operating targets; (ii) the effects of changes in laws or regulations; (iii) general economic, legislative, political and regulatory factors, and the impact of weather conditions, natural disasters, or any epidemic, pandemic or disease outbreak (including COVID-19); (iv) Sunrise, Liberty Global, and our respective affiliates’ ability to obtain regulatory approvals and satisfy other conditions to the consummation of the proposed transaction; (v) the proposed transaction may not be completed on anticipated terms and timing or completed at all; (vi) Liberty Global and our affiliates’ ability to successfully integrate Sunrise and realize anticipated efficiencies and synergies from the proposed transaction; (vii) the outcome of any potential litigation that may be instituted with respect to the proposed transaction; (viii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, economic performance, indebtedness, financial condition on the future prospects and business of Sunrise and Liberty Global’s Swiss business after the consummation of the proposed transaction; (ix) any negative effects of the announcement, pendency or consummation of the proposed transaction; and (x) management’s response to any of the aforementioned factors. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see Liberty Global’s filings with the U.S. Securities and Exchange Commission, including Liberty Global’s most recently filed Form 10-Q. These forward-looking statements speak only as of the date of this release. Sunrise and Liberty Global expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.